SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 2, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 2, 2004, Dynegy Inc. (“Dynegy”) announced the execution of a Stock Purchase Agreement (the “Purchase Agreement”) with certain subsidiaries of Exelon Corporation (“Exelon”) (NYSE: EXC), pursuant to which Dynegy will acquire 100% of the outstanding stock of ExRes SHC, Inc. (“ExRes SHC”), from subsidiaries of Exelon. At closing, two simultaneous transactions will occur: Exelon, which currently owns a 50% interest in ExRes SHC, will acquire the remaining 50% interest in ExRes SHC from RCSE, LLC and then immediately sell 100% of the capital stock of ExRes SHC to a Dynegy subsidiary. Exelon also has the right to cause RCSE, LLC to transfer its 50% interest in ExRes SHC directly to a Dynegy subsidiary at the closing. ExRes SHC is primarily engaged in the physical power generation business in the New York marketplace.

Copies of the press release, letter to the financial community and messages to the employees of Dynegy and Sithe Energies, Inc., an ExRes SHC subsidiary (“Sithe”), announcing the execution of the Purchase Agreement are being furnished pursuant to Regulation FD as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K. The information in the press release, letter to the financial community and messages to the employees of Dynegy and Sithe shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the press release, letter to the financial community and messages to the employees of Dynegy and Sithe shall not be deemed to be incorporated by reference into Dynegy’s filings under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing. In addition, this Current Report on Form 8-K, the press release, the letter to the financial community and the messages to the employees of Dynegy and Sithe contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the press release and the letter to the financial community.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable.

(c)	Exhibits:

Exhibit No.	Document
99.1	Press Release dated November 2, 2004.

99.2	Letter to Financial Community dated November 2, 2004.

99.3	Message to Dynegy Employees dated November 2, 2004.

99.4	Message to Sithe Employees dated November 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: November 2, 2004	By:	/s/ CAROL F. GRAEBNER
	Name:	Carol F. Graebner
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated November 2, 2004.

99.2	Letter to Financial Community dated November 2, 2004.

99.3	Message to Dynegy Employees dated November 2, 2004.

99.4	Message to Sithe Employees dated November 2, 2004.